Filed pursuant to Rule 497(e)
Registration Nos. 333-215588; 811-23226
Grizzle Growth ETF (GRZZ)
a series of Listed Funds Trust (the “Trust”)

Supplement dated June 9, 2023
to the Summary Prospectus, Prospectus and
Statement of Additional Information dated November 30, 2022

At a meeting held on June 7, 2023, the Board of Trustees (the “Board”) of Listed Funds Trust (the “Trust”) unanimously approved an Agreement and Plan of Reorganization (the “Plan of Reorganization”) providing for the reorganization of the Grizzle Growth ETF (the “Fund”), a series of the Trust, with and into a series (the “Acquiring Fund”) of Tidal Trust II (the “Tidal Trust”). The Plan of Reorganization provides for: (a) the transfer of all of the Fund’s assets and stated liabilities in exchange for shares of the Acquiring Fund, and (b) the distribution of the Acquiring Fund shares to shareholders of the Fund in connection with the liquidation and termination of the Fund (the “Reorganization”).

The Acquiring Fund is an open-end registered investment company established for the purpose of acquiring the assets of the Fund. Toroso Investments, LLC, an affiliate of Tidal ETF Services LLC, the administrator for the Tidal Trust, will serve as the Acquiring Fund’s investment adviser. Each of Grizzle Investment Management LLC (“Grizzle”), the Fund’s current investment adviser, and Cambria Investment Management L.P. will serve as a sub-adviser to the Acquiring Fund. If the Plan of Reorganization is approved, the Acquiring Fund will be managed in accordance with the same investment objective, investment strategies, policies, and substantially similar risks as the Fund.

On or about July 27, 2023, a Combined Prospectus and Information Statement that contains more information about the Reorganization and the Acquiring Fund will be mailed to Fund shareholders of record as of June 30, 2023 (the “Record Date”). If the Plan of Reorganization is approved, shareholders of the Fund will receive shares of the Acquiring Fund having the same aggregate net asset value as the shares of the Fund they held on the date of the Reorganization. The Reorganization is expected to be treated as a tax-free reorganization for federal tax purposes. If approved, the Reorganization is expected to occur on or after August 18, 2023.

The Plan of Reorganization is also subject to the approval of the Fund’s shareholders. Currently, it is expected that a group of the Fund’s shareholders who hold the majority of shares outstanding will approve the Plan of Reorganization by written consent. As a result, the Fund does not expect to solicit the Fund’s shareholders for, or hold a special meeting of shareholders related to, the approval of the Plan of Reorganization. If the consent of shareholders of a majority of the Fund’s shares outstanding is not obtained as expected, the Board will consider other appropriate actions, including holding a special meeting of shareholders. Any such decision will be communicated to Fund shareholders.

Fund shareholders may purchase and redeem shares of the Fund in the ordinary course until the last business day before the closing of the Reorganization (e.g., August 17, 2023). Purchase and redemption requests received after that time will be treated as purchase and redemption requests for shares of the Acquiring Fund.

Shareholders can call 1-800-617-0004 for additional information.

Please retain this Supplement with your Summary Prospectus,
Prospectus and Statement of Additional Information for reference.